SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 13, 2005

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 13, 2005, Western Sierra National Bank (“WSNB”), a wholly-owned subsidiary of Western Sierra Bancorp, entered into an executive survivor income agreement with Anthony J. Gould, Executive Vice President and Chief Financial Officer.  Under the terms of the agreement, which is included as an exhibit to this report under Item 9.01, WSNB shall pay $25,000 to Mr. Gould’s designated beneficiary in the event of (i) his death while employed by the Company, (ii) after his retirement (as defined in the agreement), or (iii) within 24 months following a change-in-control which results in Mr. Gould’s termination (as defined in the agreement).

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

10.1 Executive Survivor Income Agreement for Anthony J. Gould

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: July 18, 2005	By:	/s/ Patrick J. Rusnak
Patrick J. Rusnak
EVP / Chief Operating Officer